EXHIBIT 99.2

SUPER LEAGUE GAMING REPORTS FIRST QUARTER 2020 RESULTS

Santa Monica, Calif. – (May 14, 2020) - Super League Gaming (Super League or the Company) (Nasdaq: SLGG), a global leader in competitive video gaming and esports entertainment for everyday players around the world, reported recent operational developments and financial results for the first quarter ended March 31, 2020.

Recent Operational Developments
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Reached agreements with institutional investors to raise net proceeds of over $6.0 million in new equity capital.
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Received notice of allowance of a patent by the United States Patent Office for AI-based spectating of gaming.
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Content creation agreements with notable partners, including Snapchat, Topgolf and esports leader Gen.G.

Key Performance Indicators (KPIs) Through April 30, 2020
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Registered users – 1.6 million, up over 60% year-to-date
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Engagement hours – 16 million compared to 15 million for all of 2019
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Viewer Impressions – 225 million compared to 120 million for all of 2019

Management Commentary
“During this time of unprecedented disruption around the world, we expected and have experienced an increase in consumer interest in competitive video gaming,” said Ann Hand, CEO of Super League. “While COVID-19 inevitably caused advertisers to take a pause and reset their marketing strategies, Super League’s significant surge in online gamer engagement across our digital channels has positioned us as an attractive marketing channel going forward.  With live sports from the professional level to your local neighborhood playing field on hold for now, competitive video gaming, also known as esports, is still happening.  In addition, esports is about teamwork, leadership, connecting with old friends and making new ones, all of which provides an outlet for positive gaming and social connections during this isolating time.

“The material increase in engagement on our digital channels generates more advertising inventory we can monetize and drives more players to our direct-to-consumer offering.  In addition, the pandemic has accelerated new revenue opportunities, specifically with respect to our virtual, fully-remote content production technology, which is of interest to a variety of teams, leagues and media outlets searching for ways to connect to fans and fill the void of fresh content.  With our recent infusion of additional capital, we believe we will be able to capitalize on the growing field of opportunity we see in esports and other entertainment and are confident that we will be able to show significant growth in 2020.”

First Quarter 2020 Financial Results
Revenues in the first quarter of 2020 were $243,000 compared to $249,000 in the comparable prior year quarter. The modest decrease reflects the impact of the general deferral in advertising spending by brands and sponsors during the early stages of the COVID-19 pandemic.
First quarter 2020 cost of revenue was $117,000 compared to $74,000 in the comparable prior year quarter. The increase was driven by a higher number of live events in the first quarter of 2020 compared to the prior year quarter, and lower cost brand sponsor revenues recognized in the first quarter of 2019.

Total operating expenses in the first quarter of 2020 were $5.3 million compared to $6.3 million in the comparable prior year quarter. The change was primarily due to a net decrease in non-cash stock compensation expense related to the vesting of certain IPO-related employee performance-based options and warrants in the first quarter of 2019. Non-cash stock compensation charges for the first quarter of 2020 and 2019 totaled $702,000 and $2.7 million, respectively.

Excluding non-cash compensation and interest charges, operating expenses in the first quarter of 2020 totaled $4.6 million compared to $3.6 million in the first quarter of 2019. The increase was primarily due to higher public company related insurance and corporate expenses for the full first quarter of 2020, an increase in direct sales and marketing personnel costs in connection with our focus on monetization and an increase in technology platform and infrastructure costs.

On a GAAP-basis, which includes the impact of non-cash charges, net loss in the first quarter of 2020 was $5.1 million or $(0.60) per share, compared to a net loss of $16.1 million or $(2.68) per share in the comparable prior year quarter. In addition to the non-cash compensation charges described above, net loss for the first quarter of 2019 included non-cash interest expense related to convertible debt outstanding at December 31, 2018, totaling $9.9 million. All principal and interest related to the Company’s convertible notes was automatically converted to equity upon the close of the IPO in the first quarter of 2019.

Proforma net loss for the first quarter of 2020, which excludes the impact of noncash charges, was $4.1 million compared to $3.4 million in the comparable prior year quarter.

At March 31, 2020, the Company’s cash position totaled $4.8 million with no debt outstanding, compared to $8.4 million in cash at December 31, 2019.

Events Subsequent to the First Quarter 2020

On May 13, 2020, Super League entered into securities purchase agreements with institutional investors for the purchase and sale of 1,825,000 shares of common stock, par value $0.001 per share, at an offering price of $3.50 per share, pursuant to a registered direct offering priced at-the-market under Nasdaq rules. The gross proceeds of the offering will be approximately $6.4 million before deducting fees and other estimated offering expenses. The closing of the registered direct offering is expected to take place on or about May 15, 2020, subject to the satisfaction of customary closing conditions. This offering was made pursuant to an effective shelf registration statement on Form S-3 previously filed with the U.S. Securities and Exchange Commission.

Conference Call
The Company will hold a conference call today at 5:00 p.m. Eastern time to discuss its first quarter 2020 results and provide a business update.

Date: Thursday, May 14, 2020
Time: 5:00 p.m. Eastern time (2:00 p.m. Pacific time)
Toll-free dial-in number: (866) 987-6716
International dial-in number: (630) 652-5945
Conference ID: 1869269

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at (949) 574-3860.

The conference call will be broadcast live and available for replay here and via the investor relations section of the Company’s website at www.SuperLeague.com.

A replay of the conference call will be available after 8:00 p.m. Eastern time on the same day through May 21, 2020.

Toll-free replay number: (855) 859-2056.
International replay number: (404) 537-3406
Replay ID: 1869269

About Super League Gaming
Super League Gaming, Inc. (Nasdaq: SLGG) is a leading esports community and content platform for competitive, everyday gamers, fans and friends of all ages and skill levels. With a focus on positive and inclusive gameplay, Super League enables players to experience their sport like the pros while also developing sportsmanship, communication and team-building skills. Powered by a proprietary technology platform, Super League operates physical and digital experiences in partnership with publishers of top-tier games. Local movie theatres, PC cafes, restaurant and entertainment venues are transformed into esports arenas where gamers compete, socialize, spectate and celebrate the amateur esports lifestyle. Super League’s platform offers unique amateur esports experiences that not only ratchet up the competition for avid gamers, but also attract audiences with elite amateur broadcasts that transform physical venues as well as fuel SuperLeagueTV’s Twitch and YouTube channels.

Forward-Looking Statements
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release that are not strictly historical are “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this communication include, among other things, statements about our possible or assumed business strategies, potential growth opportunities, new products and potential market opportunities. Risks and uncertainties include, among other things, our ability to implement our plans, forecasts and other expectations with respect our business; our ability to realize the anticipated benefits of events that took place during the quarter ended March 31, 2020, including the possibility that the expected benefits will not be realized or will not be realized within the expected time period; unknown liabilities that may or may not be within our control; attracting new customers and maintaining and expanding our existing customer base; our ability to scale and update our platform to respond to customers’ needs and rapid technological change; increased competition on our market and our ability to compete effectively, and expansion of our operations and increased adoption of our platform internationally. Additional risks and uncertainties that could affect our financial results are included in the section titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2019, filed on March 23, 2020 and other filings that we make from time to time with the Securities and Exchange Commission which, once filed, are available on the SEC’s website at www.sec.gov. In addition, any forward-looking statements contained in this communication are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Information About Non-GAAP Financial Measures
As used herein, “GAAP” refers to accounting principles generally accepted in the United States of America. To supplement our financial statements included in our Quarterly and Annual reports, which financial statements were prepared and presented in accordance with GAAP, this earnings release includes proforma net loss, a financial measure that is considered a non-GAAP financial measure as defined in Rule 101 of Regulation G promulgated by the Securities and Exchange Commission. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use proforma net loss, proforma earnings per share (EPS) and other non-GAAP financial measures for internal financial and operational decision-making purposes and to evaluate period-to-period comparisons of the performance and results of operations of our business. Our management believes these non-GAAP financial measures provide meaningful supplemental information regarding the performance of our business by excluding non-cash stock compensation charges, non-cash interest charges on convertible debt, and non-cash prepaid in-kind advertising charges that may not be indicative of our recurring core business operating results. These non-GAAP financial measures also facilitate management’s internal planning and comparisons to our historical performance and liquidity. We believe these non-GAAP financial measures are useful to investors as they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and are used by our institutional investors and the analyst community to help them analyze the performance and operational results of our core business.

Proforma Net Loss and EPS. We define Proforma Net Loss as net loss calculated in accordance with GAAP, but excluding non-cash stock compensation charges, non-cash interest charges on convertible debt (including accrued periodic interest, periodic or accelerated amortization of debt discount charges and charges related to convertible debt related beneficial conversion features), and non-cash prepaid in-kind advertising charges. Proforma EPS is defined as Proforma net income divided by the weighted average outstanding shares, on a fully diluted basis, calculated in accordance with GAAP, for the respective reporting period.

Due to the inherent volatility in stock prices, the use of estimates and assumptions in connection with the valuation and expensing of share-based awards and the variety of award types that companies can issue under FASB ASC Topic 718, management believes that providing a non-GAAP financial measure that excludes non-cash stock compensation allows investors to make meaningful comparisons between our recurring core business operating results and those of other companies period to period, as well as providing our management with a critical tool for financial and operational decision making and for evaluating our own period-to-period recurring core business operating results.

Non-cash interest charges related to convertible debt outstanding, if any, including accrued periodic interest, periodic or accelerated amortization of debt discount charges and charges related to convertible debt related beneficial conversion features, primarily reflects the attribution of value to common stock purchase warrants and the beneficial conversion feature embedded in the convertible debt instruments, and the expensing of these amounts on a straight-line basis over the term of the convertible debt as additional interest cost related to the debt. These non-cash amounts are reflected in other expense and are not expenses associated with our core business operations. Management believes that providing a non-GAAP financial measure that excludes non-cash interest charges allows investors to make meaningful comparisons between our recurring core business operating results and those of other companies period to period, as well as providing our management with a critical tool for financial and operational decision making and for evaluating our own period-to-period recurring core business operating results.

There are several limitations related to the use of proforma net loss and EPS versus net loss EPS calculated in accordance with GAAP. For example, non-GAAP net loss excludes the impact of significant non-cash stock compensation and debt related interest charges that are or may be recurring, and that may or will continue to be recurring for the foreseeable future. In addition, non-cash stock compensation is a critical component of our employee compensation and retention programs and the cost associated with common stock purchase warrants and beneficial conversion features embedded in convertible debt outstanding is a critical component of the cost of debt financings. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP net loss and evaluating non-GAAP net loss in conjunction with net loss and EPS calculated in accordance with GAAP.

The accompanying table below titled “Reconciliation of GAAP to Non-GAAP Financial Information” provides a reconciliation of the non-GAAP financial measures presented to the most directly comparable financial measures prepared in accordance with GAAP.

Investor Relations:
Sean McGowan and Cody Slach
Gateway Investor Relations
(949) 574-3860
SLG@GatewayIR.com

Media Contact:
Gillian Sheldon
(213) 718-3880
Gillian.Sheldon@superleague.com

SUPER LEAGUE GAMING, INC.
CONDENSED BALANCE SHEETS
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SUPER LEAGUE GAMING, INC.
CONDENSED STATEMENTS OF OPERATIONS
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SUPER LEAGUE GAMING, INC.
Reconciliation of GAAP to Non-GAAP Financial Information
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SUPER LEAGUE GAMING, INC.
CONDENSED STATEMENT OF CASH FLOWS
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